UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) November 2, 2005


                       SPAN-AMERICA MEDICAL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


      South Carolina                0-11392                 57-0525804
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 (State or other jurisdiction     (Commission              (IRS Employer
     of incorporation)            File Number)           Identification No.)


70 Commerce Center, Greenville, South Carolina             29615
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 (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code        (864) 288-8877

                                       N/A
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On November 2, 2005, Span-America Medical Systems, Inc. ("SPAN") issued a press release announcing financial information for its fourth quarter and year ended October 1, 2005. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.


Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

         Exhibit Number             Description of Exhibit

99.1     Press release issued November 2, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SPAN-AMERICA MEDICAL SYSTEMS, INC.
                                                       (Registrant)

Date:  November 2, 2005
                                            By:  /s/ Richard C. Coggins
                                            ---------------------------------
                                                 Richard C. Coggins
                                                 Chief Financial Officer

                                                    EXHIBIT INDEX


Exhibit  Description
-------  -----------
99.1     Press Release dated November 2, 2005